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                                                                   EXHIBIT 10.22

                            SECOND AMENDMENT TO LEASE

       THIS SECOND AMENDMENT TO LEASE made as of this 31st day of December, 1998 by and between HIALET ASSOCIATES, a Connecticut general partnership with a principal place of business at 29 Haviland Street, South Norwalk, Connecticut 06854, and MICRO WAREHOUSE, INC., a Delaware corporation with a principal place of business at 535 Connecticut Avenue, Norwalk, Connecticut 06854.

                                   WITNESSETH:

       WHEREAS, the parties hereto entered into a Lease Agreement dated November 1, 1992, as amended, covering premises located at 29 Haviland Street, South Norwalk, Connecticut (as amended, the "Lease"); and

       WHEREAS, the Lease expires on December 31, 1998; and

       WHEREAS, the parties wish to extend the term of the Lease on the terms set forth below.

       NOW, THEREFORE, for One Dollar ($1.00) and other valuable consideration, the sufficiency of which is hereby acknowledge, the parties hereby agrees as follows:

       1. Paragraph 3 of said Lease Agreement is hereby amended to read as follows:

                     "3. Term. The term of this Lease shall begin on November 1, 1992 (the "Commencement Date") and end on December 31, 1999 (the "Termination Date").

       2. Paragraph 4(a) of said Lease Agreement is hereby amended by inserting at the end thereof the following:


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                            "Beginning on January 1, 1999, the Rent shall be
                            increased by ten percent (10%) to One Hundred Five Thousand Six Hundred and 00/100 ($105,600.00) payable in equal monthly installments of $8,800 in advance on the first day of each calendar month.

       3. Except as specifically set forth herein, in all other terms, conditions and provisions set forth in the Lease shall remain unchanged and in full force and effect.

       IN WITNESS WHEREOF, the parties have executed this agreement effective the day and year first above written.

                                         HIALET ASSOCIATES

                                         By: /s/  Peter Godfrey
                                            -------------------------------
                                            Peter Godfrey, a Partner
                                            Hereunto Duly Authorized

MICRO WAREHOUSE, INC.

By: /s/ Bruce L. Lev
    -----------------------------------
    Bruce L. Lev, Its
    Executive Vice President, Legal and Corporate Affairs
    And General Counsel
    Hereunto Duly Authorized